UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 3, 2004

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200, Atlanta, Georgia	30093-2924

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 806-9918

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

     On November 3, 2004, ProxyMed, Inc. (the “Company”) accepted the resignation of Judson E. Schmid, Executive Vice President and Chief Accounting Officer of the Company to be effective January 31, 2005. The Company is evaluating alternatives for transition of Mr. Schmid’s duties prior to his departure.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: November 4, 2004	/s/ Gregory J. Eisenhauer
Gregory J. Eisenhauer, C.F.A.,
Executive Vice President and Chief Financial Officer

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